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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)   August 30, 2001
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                          Bond Securitization, L.L.C.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


         333-33654-01                                36-4449120
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   (Commission File Number)    (Registrant's I.R.S. Employer Identification No.)



            1 Bank One Plaza                            60670
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(Address of Principal Executive Offices)             (Zip Code)


                                (312) 732-4000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

          The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Automobile Receivable-Backed Notes, Class A-2 Automobile Receivable-Backed Notes, Class A-3 Automobile Receivable-Backed Notes, Class A-4 Automobile Receivable-Backed Notes and Class B Automobile Receivable-Backed Notes by M&I Auto Loan Trust 2001-1 described in the Final Prospectus Supplement dated August 23, 2001.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.


Exhibit
  No.      Document Description
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8.1        Opinion of Mayer, Brown & Platt with respect to tax matters

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



August 30, 2001
                                    BOND SECURITIZATION, L.L.C.

                                    By: s/s James R.  Pomposelli
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                                    Name: James R. Pomposelli
           Title: President

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